S-K 1606, De-SPAC Board Determination	Aug. 27, 2026
De Spac Board Determination Disclosure Line Items
De-SPAC, Board Determination Disclosure [Text Block]	Interests of Certain SPAC Persons in the Business Combination

In considering the unanimous recommendation of the SPAC Board to vote in favor of the Business Combination Proposal, Merger Proposal, Nasdaq Proposal, Advisory Organizational Documents Proposals, Incentive Plan Proposal and Adjournment Proposal, shareholders should keep in mind that the Sponsor and SPAC’s officers and directors, and entities affiliated with them, have interests in such proposals that are different from, or in addition to, the interests of the SPAC Unaffiliated Shareholders.

The existence of financial and personal interests of one or more of SPAC’s officers and directors may result in a conflict of interest on the part of such director(s) between what he or they may believe is advisable and in the best interests of SPAC and its shareholders and what he or they may believe is best for himself or themselves in determining to recommend that shareholders vote for the proposals. In addition, the Sponsor has interests in the Business Combination that may conflict with your interests as a shareholder.

The personal and financial interests of the Sponsor and SPAC’s directors and officers may have influenced their motivation in identifying and selecting CADV as a business combination target, completing an initial business combination with CADV and influencing the operation of the business following the Closing. Mr. Shang Ju Lin, the Parent Shareholder, who has served as the chief executive officer and chairman of the board of CADV since January 6, 2026, previously served as the chief executive officer and a director of SPAC until his resignation on December 1, 2025, and previously served as the sole director and sole shareholder of the Sponsor. Mr. Lin’s relationships and prior affiliations with SPAC, the Sponsor, Parent and CADV give rise to material potential conflicts of interest in connection with the Business Combination. In considering the recommendation of the SPAC Board to vote for the proposals, SPAC’s shareholders should consider these interests.

These interests include, among other things:

●	The Sponsor and directors and officers of SPAC hold 1,700,000 Insider Shares, initially purchased for $0.014 per share. Such 1,700,000 PubCo Class A Ordinary Shares that the Sponsor and directors and officers of SPAC will hold upon consummation of the Business Combination, if unrestricted and freely tradable, would have an aggregate value of approximately $17.19 million based on the closing price of $10.11 per SPAC Ordinary Share on Nasdaq on July 2, 2026, the most recent practicable date prior to the date of this proxy statement/prospectus. However, given such PubCo Ordinary Shares will be subject to lock-up restrictions, we believe such shares will have less value.

●	Given the differential in the purchase price that the Sponsor paid for the Insider Shares as compared to the price of the SPAC Ordinary Shares included in the SPAC Units sold in the IPO, the Sponsor may earn a positive rate of return on its investment even if the PubCo Ordinary Shares trade below $10.00 per share and the Public Shareholders experience a negative rate of return following the Closing. Accordingly, the economic interests of the Sponsor diverge from the economic interests of Public Shareholders because the Sponsor will realize a gain on their investment at times when the Public Shareholders realize a loss.

●	The Sponsor purchased 203,100 Private Placement Units for $2,031,000, or $10.00 per Private Placement Unit, in a private placement that closed simultaneously with the IPO. Each Private Placement Unit consists of one SPAC Ordinary Share and one SPAC Warrant. Following the Business Combination, the 203,100 PubCo Ordinary Shares that the Sponsor will receive upon conversion of such Private Placement Units, if unrestricted and freely tradable, would have had an aggregate market value of approximately $2.05 million based on the closing price of $10.11 per SPAC Ordinary Share on Nasdaq on July 2, 2026, the most recent practicable date prior to the date of this proxy statement/prospectus. However, given such PubCo Ordinary Shares will be subject to lock-up restrictions, we believe such shares will have less value.

●	Each of the Sponsor and the directors and officers of SPAC will lose its entire investment in us, valued at approximately $2,055,638 for the Sponsor, if we do not complete a business combination by April 24, 2027 (or up to July 24, 2027 if the original date is extended as described in the prospectus relating to the IPO, subject to applicable law). If we do not consummate a business combination by such date, as promptly as reasonable but not more than ten business days thereafter, we will redeem the Public Shares for a pro rata portion of the funds held in the Trust Account, subject to our obligations under Cayman Islands law to provide for the claims of creditors and the requirements of other applicable law. In such event, the 1,700,000 Insider Shares and 203,100 Private Placement Units held by the Sponsor and SPAC’s directors and officers, may be worth very little, because following the redemption of Public Shares, we would likely have few, if any, net assets and because the Sponsor have agreed to waive their rights to liquidating distributions from the Trust Account with respect to such shares if we fail to complete a business combination within the required period. Additionally, in such event, the 203,100 SPAC Warrants underlying the Private Placement Units held by the Sponsor will expire and become worthless.

●	Mr. Shang Ju Lin, SPAC’s former chief executive officer and director and the former sole director and sole shareholder of the Sponsor, is the Parent Shareholder and ultimately controls CADV. In this capacity, Mr. Lin identified and reorganized CADV and presented it to the SPAC Board as a potential business combination target. As the ultimate controlling person of CADV through KKXX Investment, Mr. Lin has the ability to influence CADV’s approval of the Business Combination. This relationship may facilitate the identification and consummation of a business combination and may benefit the Sponsor and SPAC’s officers and directors by increasing the likelihood of completing a business combination within the required timeframe, thereby preserving the value of their entire investment in SPAC, which would otherwise be worthless if the SPAC does not complete a business combination by April 24, 2027 (or up to July 24, 2027 if the original date is extended as described in the prospectus relating to the IPO, subject to applicable law).

●	The Sponsor and the SPAC’s officers and directors have agreed not to redeem any of the SPAC Ordinary Shares held by them in connection with a shareholder vote to approve the Business Combination.

●	If the Trust Account is liquidated, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Public Share, or such lesser amount per Public Share as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into a letter of intent, confidentiality or similar agreement or business combination agreement or claims of any third party for services rendered or products sold to us (other than our independent registered public accounting firm and the Representatives), but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

●	The SPAC’s existing and former officers and directors will be eligible for continued indemnification and continued coverage under a directors’ and officers’ liability insurance policy for a period of six (6) years after the Business Combination. Additionally, pursuant to the Letter Agreement and the Indemnification Agreement, the indemnification of the Sponsor, respectively, will survive the Closing.

●	In connection with the Closing, the Sponsor and the SPAC’s current officers and directors would be entitled to the repayment of any outstanding working capital loans and advances that have been made to the SPAC. In order to finance transaction costs in connection with a business combination, the Sponsor or certain of the SPAC’s officers or directors may, but are not obligated to, loan the SPAC Working Capital Loans. In the event that a business combination does not close, the SPAC may use a portion of the working capital held outside the Trust Account to repay the Working Capital Loans but no proceeds from the Trust Account would be used to repay the Working Capital Loans. Up to $3,000,000 of such Working Capital Loans may be convertible into private placement units at $10.00 per unit at the option of the lender. The units would be identical to the Private Placement Units. As of the date of this proxy statement/prospectus, no such Working Capital Loans are outstanding.

●	Additionally, the Sponsor would be entitled to the repayment of any loans that have been made to the SPAC pursuant to Sponsor Loan. In the event that a business combination does not close, the SPAC may use a portion of the working capital held outside the Trust Account to repay the Sponsor Loan, but no proceeds from the Trust Account would be used to repay the Sponsor Loan. As of the date of this proxy statement/prospectus, there is no outstanding balance under the Sponsor Loan.

●	Upon the Closing, subject to the terms and conditions of the Business Combination Agreement, the Sponsor, and the SPAC’s current officers and directors and their respective affiliates may be entitled to reimbursement for any reasonable out-of-pocket expenses related to identifying, investigating and consummating an initial business combination, and repayment of any other loans. As of the date of this proxy statement/prospectus, no reimbursable out-of-pocket expenses, advances, and other loans were outstanding.

●

The fact that Luhuan Zhong is expected to be a director of PubCo following the Business Combination. As such, in the future, he may receive fees for his service as a director, which may consist of cash or stock-based awards, and any other remuneration that the PubCo Board determines to pay its non-employee directors.

●	Pursuant to the Registration Rights Agreement, the SPAC’s officers and directors, and the Sponsor and its members will have customary registration rights, including demand and piggy-back rights, subject to cooperation and cut-back provisions with respect to the PubCo Ordinary Shares held by such parties following the consummation of the Business Combination. It is estimated that the Sponsor and the SPAC’s officers and directors will hold 1,848,100 and 55,000 PubCo Ordinary Shares, respectively, excluding the PubCo Ordinary Shares underlying the PubCo Warrant, which are eligible for registration.

●	The continued indemnification of former and current directors and officers of SPAC and the Sponsor and the continuation of directors’ and officers’ liability insurance after the Business Combination.

●	The fact that the Sponsor and SPAC’s current directors and officers may be incentivized to complete the Business Combination, or an alternative initial business combination, with a less favorable company or on terms less favorable to shareholders, rather than to liquidate, which would cause the Sponsor to lose its entire investment. As a result, the Sponsor may have a conflict of interest in determining whether CADV is an appropriate business with which to complete a business combination and/or in evaluating the terms of the Business Combination.

In addition, as a result of multiple business affiliations, our directors and officers have fiduciary, contractual or similar legal obligations to other entities, which may require our directors and officers to present a business combination opportunity to such other entity and only present it to us if such entity rejects the opportunity, subject to his or her fiduciary duties under Cayman Islands law. We believe, however, that there were no such corporate opportunities presented to our directors and officers which were not presented to the SPAC, and therefore that our directors’ and officers’ additional fiduciary, contractual, or similar legal obligations to other entities did not impact our search for a business combination target. For more information, see “Information About SPAC — Conflicts of Interest.”

In recognition of these potential conflicts of interest and to mitigate potential conflicts of interest, the SPAC Board established a Special Committee comprised solely of independent and disinterested directors to evaluate and negotiate the Business Combination. The SPAC Board authorized the Special Committee, to the fullest extent permitted by applicable law and SPAC’s governing documents, to take all actions necessary or advisable in connection with its evaluation of the proposed Business Combination. The Special Committee was authorized to review, evaluate, negotiate and approve the definitive agreements relating to the Business Combination and to take such other actions as it considered necessary or appropriate in connection therewith, in each case acting in what it considered to be in the best interests of SPAC and its shareholders as a whole. In connection with its review of the proposed Transactions, the Special Committee engaged KKG to render an opinion as to the fairness, from a financial point of view, to the SPAC’s unaffiliated shareholders of the aggregate transaction consideration to be paid by SPAC in the Merger pursuant to the Business Combination Agreement. A copy of KKG’s fairness opinion is attached hereto as Annex H. Additionally, the Special Committee engaged JCD as its independent legal advisor. Neither JCD nor KKG had been engaged by CADV during the prior two years. See the sections entitled “The Business Combination — Special Committee Oversight” for more information.